The Dreyfus Premier
Third Century
Fund, Inc.



SEMIANNUAL REPORT November 30, 2002


You, Your Advisor And
Dreyfus
A Mellon Financial Company



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            14   Financial Highlights

                            20   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund


                                                            The Dreyfus Premier
                                                       Third Century Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for The Dreyfus Premier Third Century Fund, Inc., covering the six-month period from June 1, 2002 through November 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers,
L. Emerson Tuttle and Paul Hilton. Paul Hilton was named a primary portfolio manager in July 2002 with respect to the fund's areas of social concern.

As we approach year-end, it appears likely that 2002 will be the third consecutive year of negative returns for the U.S. stock market. Investor confidence has been shaken, and understandably so, in the aftermath of the speculative bubble of the late 90s and the 2001 recession. However, we believe that this is not the time to give up on equities. In fact, the current market environment may provide opportunities to invest when prices are low and stocks are, in effect, "on sale."

The U.S. economy appears to be gathering momentum, supported by strong consumer spending and potential improvement in the corporate sector. The deleveraging of corporate debt, which occurred throughout 2002 as companies adjusted accounting procedures and lenders tightened credit policies, seems to be proceeding in an orderly fashion. And the stock market, which had declined sharply in the second and third quarters of this year, has rallied overall in the fourth quarter. In our view, these signs point to a likely rebound for equities in 2003.

Of course, risks remain, including those presented by terrorism and heightened tensions in the Middle East. Managing the effects of such risks is an important reason for staying in close touch with your financial advisor, to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
December 16, 2002




DISCUSSION OF FUND PERFORMANCE

L. Emerson Tuttle and Paul Hilton, Portfolio Managers

How did The Dreyfus Premier Third Century Fund, Inc. perform relative to its benchmark?

For the six-month period ended November 30, 2002, the fund produced total returns of -16.77% for Class A shares, -17.13% for Class B shares, -17.13% for Class C shares, -16.62% for Class R shares, -16.84% for Class T shares and -16.67% for Class Z shares.(1) In comparison, the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), produced a total return of -11.49% for the same period.(2)

We attribute the fund's underperformance relative to the S&P 500 Index to several poor stock selections within the health care group as well as limited
exposure   to  telecommunications  stocks,  which  performed  relatively  well.

What is the fund's investment approach?

The fund seeks to provide capital growth, with current income as a secondary objective. The fund looks for growth-oriented companies that generally exhibit three characteristics: improving profitability measurements, a pattern of consistent earnings and reasonable prices.

To pursue these goals, the fund invests primarily in the common stocks of companies that, in the opinion of the fund's management, meet traditional investment standards while simultaneously conducting their businesses in a manner that contributes to the enhancement of the quality of life in America.

What other factors influenced the fund's performance?

The reporting period has been a difficult period for stocks in general, primarily due to the effects of a weak economy and anemic corporate spending. In addition, the health care group represented one of the primary detractors from the fund's relative performance, mainly
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

because of some poor stock selections and limited exposure to better performing pharmaceutical companies.

Sometimes it's not where a fund is invested that hurts performance, but where it's NOT invested. Such was the case with telecommunications stocks during the reporting period. In the technology sector, "pure" wireless telecommunications companies produced the highest returns during the rally in October and November; unfortunately, the fund held few of those stocks. Instead, we generally focused on regional telecom companies that have wireless capabilities as a secondary business. The fund's technology stocks fared much better during the recent rally. While both the fund and the benchmark, the S&P 500 Index, reported negative returns within the technology group for the reporting period overall, the fund was able to perform modestly better than the S&P 500 Index due to our stock selection strategy. In fact, three of the fund's top-10 performing stocks for the reporting period were technology companies: International Business Machines, Microsoft and Dell Computer.

What is the fund's current strategy?

As of the end of the reporting period, we have modestly reduced the fund's exposure to technology, a traditional growth area, and have redeployed those assets to the more defensive consumer discretionary, industrials and basic materials groups. We also have modestly increased the fund's exposure to energy stocks that we believe may benefit from high energy prices resulting from continued instability in the Middle East. We continue to maintain a neutral posture relative to most industry groups within the S&P 500 Index. Although we feel the economy will continue to grow, we are concerned about high levels of consumer debt and low levels of capital spending, and therefore have positioned the portfolio with a more defensive posture.

Can you give us an update on the fund's socially responsible investing activities?

We would like to take this opportunity to review with you some of our social screening methods. We eliminate companies with major concerns in the following areas: environment, worker safety, product safety and employment diversity. In certain industries that have historically poor environmental performance (such as oil and gas companies), we invest in only those firms that we believe have the best relative environmental performance, rather than eliminate these industry groups altogether. We will not invest in companies that manufacture tobacco products.

If a company violates our social criteria, it is removed from the fund, consistent with the best interests of the fund. However, sometimes a company faces a specific social issue that we believe can best be resolved through a dialogue with company management. In many cases, this results in a timely resolution of the problem.

In response to mounting concerns about global climate change, we are encouraging companies in our fund to focus on energy efficiency at their facilities. According to Green Strategies, Inc., the generation of electricity is responsible for 33% of greenhouse gas emissions in the U.S., the greatest source of any industrial sector. Investment in building energy efficiency can achieve a 35% to 50% reduction in energy consumption, thus reducing greenhouse gases and energy costs.

One simple action companies can take is to join the EPA's Energy Star program. Through Energy Star, companies voluntarily partner with the EPA to evaluate and improve their energy efficiency. The end result is significant energy cost reductions and an enhanced environmental exposure. Many of our companies are already partners. We hope our efforts will encourage more to take this important step. You may visit www.energystar.gov for further information about the Energy Star program.

December 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

STATEMENT OF INVESTMENTS

November 30, 2002 (Unaudited)


COMMON STOCKS--97.8%                                                                           Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER DISCRETIONARY--14.4%

Clear Channel Communications                                                                    223,000  (a)           9,691,580

Gentex                                                                                          272,000  (a)           8,162,720

Home Depot                                                                                      525,400               13,881,068

Starwood Hotels & Resorts Worldwide                                                             242,000                6,129,860

Tiffany & Co.                                                                                   242,000                6,867,960

Univision Communications, Cl. A                                                                 525,000  (a)          16,873,500

Wal-Mart Stores                                                                                 481,000               26,050,960

                                                                                                                      87,657,648

CONSUMER STAPLES--9.7%

Anheuser-Busch Cos.                                                                              68,500                3,364,720

CVS                                                                                             362,000                9,730,560

Coca-Cola                                                                                       383,000               17,480,120

Colgate-Palmolive                                                                               393,000               20,196,270

PepsiCo                                                                                         184,000                7,816,320

                                                                                                                      58,587,990

ENERGY--5.2%

Anadarko Petroleum                                                                              144,800                6,834,560

Royal Dutch Petroleum (New York Shares), ADR                                                    402,400               17,524,520

Weatherford International                                                                       180,100  (a)           7,265,234

                                                                                                                      31,624,314

FINANCIALS--18.1%

ACE                                                                                             406,000               13,844,600

American Express                                                                                376,000               14,637,680

American International Group                                                                    248,493               16,189,319

Bank of America                                                                                  86,000                6,026,880

Citigroup                                                                                       387,000               15,046,560

Fannie Mae                                                                                      102,000                6,431,100

Fifth Third Bancorp                                                                             134,000                7,504,000

Lehman Brothers Holdings                                                                        114,000                6,999,600

Marsh & McLennan Cos.                                                                           241,000               11,375,200

State Street                                                                                    242,000               10,890,000

Travelers Property Casualty, Cl. A                                                               20,193                  322,078

Travelers Property Casualty, Cl. B                                                               41,489                  663,824

                                                                                                                     109,930,841

HEALTH CARE--16.2%

Amgen                                                                                           124,000  (a)           5,852,800

Boston Scientific                                                                               223,000  (a)           9,366,000


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Cardinal Health                                                                                 136,000                8,369,440

Guidant                                                                                         151,800  (a)           4,543,374

Johnson & Johnson                                                                               285,000               16,250,700

Laboratory Corporation of America Holdings                                                      467,000  (a)          11,208,000

Medtronic                                                                                       133,000                6,217,750

Merck & Co.                                                                                     129,000                7,663,890

Pfizer                                                                                          725,000               22,866,500

WellPoint Health Networks                                                                        94,700  (a)           6,234,101

                                                                                                                      98,572,555

INDUSTRIALS--9.6%

Avery Dennison                                                                                   99,000                6,379,560

Emerson Electric                                                                                148,000                7,718,200

First Data                                                                                      327,000               11,327,280

Grainger (W.W.)                                                                                 140,000                7,529,200

Illinois Tool Works                                                                             112,000                7,614,880

Tyco International                                                                              995,000               17,750,800

                                                                                                                      58,319,920

INFORMATION TECHNOLOGY--20.6%

Analog Devices                                                                                  114,000  (a)           3,498,660

Applied Materials                                                                               193,400  (a)           3,297,470

BEA Systems                                                                                     549,000  (a)           6,060,411

Cisco Systems                                                                                   815,000  (a)          12,159,800

Dell Computer                                                                                   517,000  (a)          14,770,690

Flextronics International                                                                       806,000  (a)           8,874,060

Intel                                                                                           602,000               12,569,760

International Business Machines                                                                 236,000               20,555,600

Linear Technology                                                                               217,600                7,230,848

Microsoft                                                                                       508,000  (a)          29,372,560

QUALCOMM                                                                                        163,000  (a)           6,718,860

                                                                                                                     125,108,719

MATERIALS--1.5%

Praxair                                                                                         150,000                8,850,000

TELECOMMUNICATION SERVICES--1.9%

ALLTEL                                                                                           83,000                4,571,640

CenturyTel                                                                                      124,000                3,829,120

Verizon Communications                                                                           75,500                3,161,940

                                                                                                                      11,562,700

                                                                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

UTILITIES--.6%

Pinnacle West Capital                                                                           103,000                3,308,360

TOTAL COMMON STOCKS
   (cost $563,704,227)                                                                                               593,523,047
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--2.4%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT--.0%

Self Help Credit Union,
   1.65%, 12/17/2002                                                                            100,000                  100,000

U.S. TREASURY BILLS--2.4%

   1.37%, 12/5/2002                                                                              60,000                   59,994

   1.56%, 12/26/2002                                                                            127,000                  126,897

   1.62%, 1/2/2003                                                                            1,884,000                1,882,097

   1.18%, 2/6/2003                                                                            2,908,000                2,901,864

   1.17%, 2/13/2003                                                                           6,752,000                6,736,201

   1.18%, 2/20/2003                                                                           3,084,000                3,076,043

                                                                                                                      14,783,096

TOTAL SHORT-TERM INVESTMENTS
   (cost $14,881,327)                                                                                                 14,883,096

TOTAL INVESTMENTS (cost $578,585,554)                                                            100.2%              608,406,143

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.2%)              (1,329,856)

NET ASSETS                                                                                       100.0%              607,076,287

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

November 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           578,585,554   608,406,143

Cash                                                                    313,185

Dividends and interest receivable                                       423,991

Receivable for shares of Common Stock subscribed                        126,070

Prepaid expenses                                                        120,685

                                                                    609,390,074

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           612,255

Payable for shares of Common Stock redeemed                           1,333,551

Accrued expenses                                                        367,981

                                                                      2,313,787

NET ASSETS ($)                                                      607,076,287

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     842,928,983

Accumulated investment (loss)--net                                    (183,745)

Accumulated net realized gain (loss) on investments               (265,489,540)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      29,820,589

NET ASSETS ($)                                                      607,076,287
--------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE

                                  Class A          Class B          Class C             Class R           Class T         Class Z
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                 14,418,482        17,830,818        3,886,968          25,530,222           634,587     544,775,210

Shares
   Outstanding                  2,153,239         2,730,764          594,884           3,769,275            96,648      80,723,362

NET ASSET VALUE
   PER SHARE ($)                     6.70              6.53             6.53                6.77              6.57           6.75

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF OPERATIONS

Six Months Ended November 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $11,623 foreign taxes withheld at source)     3,304,400

Interest                                                               106,123

TOTAL INCOME                                                         3,410,523

EXPENSES:

Investment advisory fee--Note 3(a)                                   2,376,639

Shareholder servicing costs--Note 3(c)                                 928,775

Distribution fees--Note 3(b)                                            86,302

Professional fees                                                       63,320

Prospectus and shareholders' reports                                    48,561

Custodian fees--Note 3(c)                                               24,668

Registration fees                                                       19,741

Directors' fees and expenses--Note 3(d)                                 13,335

Loan commitment fees--Note 2                                             4,212

Interest expense--Note 2                                                    42

Miscellaneous                                                           28,673

TOTAL EXPENSES                                                       3,594,268

INVESTMENT (LOSS)--NET                                               (183,745)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                           (91,884,607)

Net unrealized appreciation (depreciation) on investments         (42,353,104)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS           (134,237,711)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           (134,421,456)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        November 30, 2002           Year Ended
                                              (Unaudited)         May 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                          (183,745)          (1,522,256)

Net realized gain (loss) on investments      (91,884,607)        (140,273,887)

Net unrealized appreciation
   (depreciation) on investments             (42,353,104)         (98,306,321)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                (134,421,456)        (240,102,464)

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                         --           (165,788)

Class B shares                                         --           (226,543)

Class C shares                                         --            (50,036)

Class R shares                                         --           (278,380)

Class T shares                                         --             (7,493)

Class Z shares                                         --         (6,883,770)

TOTAL DIVIDENDS                                        --         (7,612,010)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  2,201,906         43,028,527

Class B shares                                    920,542          5,065,555

Class C shares                                    168,256          1,515,012

Class R shares                                  1,589,753          3,712,132

Class T shares                                     29,871          1,323,750

Class Z shares                                 61,174,656        205,285,264


                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                        November 30, 2002           Year Ended
                                              (Unaudited)         May 31, 2002
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($) (CONTINUED):

Dividends reinvested:

Class A shares                                         --             139,248

Class B shares                                         --             207,301

Class C shares                                         --              37,245

Class R shares                                         --             278,305

Class T shares                                         --               7,482

Class Z shares                                         --           6,668,487

Cost of shares redeemed:

Class A shares                                (3,406,066)         (40,835,722)

Class B shares                                (2,684,481)          (5,353,087)

Class C shares                                  (740,866)          (1,510,835)

Class R shares                                (2,256,051)          (3,416,454)

Class T shares                                  (136,962)          (1,172,660)

Class Z shares                              (112,510,595)        (305,240,903)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS          (55,650,037)          (90,261,353)

TOTAL INCREASE (DECREASE) IN NET ASSETS    (190,071,493)         (337,975,827)

NET ASSETS ($):

Beginning of Period                           797,147,780        1,135,123,607

END OF PERIOD                                 607,076,287          797,147,780



                                         Six Months Ended
                                        November 30, 2002           Year Ended
                                              (Unaudited)         May 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       332,632            4,964,570

Shares issued for dividends reinvested                 --               15,878

Shares redeemed                                  (499,982)          (4,776,015)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (167,350)             204,433

CLASS B(A)

Shares sold                                       140,053              565,835

Shares issued for dividends reinvested                 --               24,049

Shares redeemed                                  (414,361)            (619,732)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (274,308)             (29,848)

CLASS C

Shares sold                                        25,974              173,114

Shares issued for dividends reinvested                 --                4,316

Shares redeemed                                  (116,095)            (177,047)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (90,121)                 383

CLASS R

Shares sold                                       236,719              417,697

Shares issued for dividends reinvested                 --               31,483

Shares redeemed                                 (339,648)            (387,065)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (102,929)               62,115

CLASS T

Shares sold                                         4,513              155,868

Shares issued for dividends reinvested                 --                  865

Shares redeemed                                   (20,455)            (141,220)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (15,942)              15,513

CLASS Z

Shares sold                                     9,160,223           22,707,686

Shares issued for dividends reinvested                 --              755,201

Shares redeemed                               (16,963,130)         (33,823,712)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (7,802,907)         (10,360,825)

(A)  DURING  THE  PERIOD  ENDED   NOVEMBER  30, 2002, 3,212 CLASS B SHARES
     REPRESENTING $20,684 WERE AUTOMATICALLY CONVERTED TO 3,135 CLASS A SHARES AND DURING THE PERIOD ENDED MAY 31, 2002, 4,979 CLASS B SHARES REPRESENTING $42,145 WERE AUTOMATICALLY CONVERTED TO 4,889 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (excluding portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                           Six Months Ended
                                                          November 30, 2002                             Year Ended May 31,
                                                                                      ----------------------------------------------
CLASS A SHARES                                                   (Unaudited)             2002              2001             2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                    8.05            10.40             13.95            13.34

Investment Operations:

Investment income (loss)--net                                           (.01)(b)         (.02)(b)          (.06)(b)          .20(b)

Net realized and unrealized
   gain (loss) on investments                                          (1.34)           (2.26)            (2.57)            1.76

Total from Investment Operations                                       (1.35)           (2.28)            (2.63)            1.96

Distributions:

Dividends from investment income--net                                     --                --             (.08)             --

Dividends from net realized
   gain on investments                                                    --             (.07)             (.84)           (1.35)

Total Distributions                                                       --             (.07)             (.92)           (1.35)

Net asset value, end of period                                          6.70             8.05             10.40            13.95

TOTAL RETURN (%)(C)                                                   (16.77)          (21.95)           (19.84)           14.90(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                  .68             1.12              1.18             1.02(d

Ratio of net investment income (loss)
   to average net assets                                               (.14)             (.22)             (.51)            1.43(d)

Portfolio Turnover Rate                                               42.54            103.52             82.54            60.20

Net Assets, end of period ($ x 1,000)                                14,418            18,675            22,004           10,999

(A) FROM AUGUST 31, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                           Six Months Ended
                                                          November 30, 2002                             Year Ended May 31,
                                                                                         ------------------------------------------
CLASS B SHARES                                                   (Unaudited)             2002              2001            2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                    7.88            10.26             13.88            13.34

Investment Operations:

Investment income (loss)--net                                           (.03)(b)         (.09)(b)          (.16)(b)          .15(b)

Net realized and unrealized
   gain (loss) on investments                                          (1.32)           (2.22)            (2.56)            1.74

Total from Investment Operations                                       (1.35)           (2.31)            (2.72)            1.89

Distributions:

Dividends from investment income--net                                     --               --              (.06)             --

Dividends from net realized
   gain on investments                                                    --             (.07)             (.84)           (1.35)

Total Distributions                                                       --             (.07)             (.90)           (1.35)

Net asset value, end of period                                          6.53             7.88             10.26            13.88

TOTAL RETURN (%)(C)                                                  (17.13)           (22.55)           (20.58)           14.34(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 1.04             1.93              1.95             1.55(d)

Ratio of net investment income (loss)
   to average net assets                                                (.51)           (1.05)            (1.30)            1.07(d)

Portfolio Turnover Rate                                                42.54           103.52             82.54            60.20

Net Assets, end of period ($ x 1,000)                                 17,831           23,671            31,152           20,812

(A) FROM AUGUST 31, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                          The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                           Six Months Ended
                                                          November 30, 2002                               Year Ended May 31,
                                                                                         -------------------------------------------
CLASS C SHARES                                                   (Unaudited)             2002              2001           2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                    7.88            10.28             13.88             13.34

Investment Operations:

Investment income (loss)--net                                           (.03)(b)         (.10)(b)          (.16)(b)           .11(b)

Net realized and unrealized
   gain (loss) on investments                                          (1.32)           (2.23)            (2.54)             1.78

Total from Investment Operations                                       (1.35)           (2.33)            (2.70)             1.89

Distributions:

Dividends from investment income--net                                     --               --              (.06)              --

Dividends from net realized
   gain on investments                                                    --             (.07)             (.84)            (1.35)

Total Distributions                                                       --             (.07)             (.90)            (1.35)

Net asset value, end of period                                          6.53             7.88             10.28             13.88

TOTAL RETURN (%)(C)                                                   (17.13)          (22.70)           (20.48)            14.34(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 1.04             1.98              1.92              1.54(d)

Ratio of net investment income (loss)
   to average net assets                                                (.50)           (1.09)            (1.28)              .77(d)

Portfolio Turnover Rate                                                42.54           103.52             82.54             60.20

Net Assets, end of period ($ x 1,000)                                  3,887            5,399             7,037             5,234

(A) FROM AUGUST 31, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                           Six Months Ended
                                                          November 30, 2002                              Year Ended May 31,
                                                                                       ---------------------------------------------
CLASS R SHARES                                                   (Unaudited)             2002             2001           2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                    8.12            10.46            14.00             13.34

Investment Operations:

Investment income (loss)--net                                            .01(b)           .01(b)          (.03)(b)           .26(b)

Net realized and unrealized
   gain (loss) on investments                                          (1.36)           (2.28)           (2.58)             1.75

Total from Investment Operations                                       (1.35)           (2.27)           (2.61)             2.01

Distributions:

Dividends from investment income--net                                     --                --            (.09)             --

Dividends from net realized
   gain on investments                                                    --             (.07)            (.84)           (1.35)

Total Distributions                                                       --             (.07)            (.93)           (1.35)

Net asset value, end of period                                          6.77             8.12            10.46            14.00

TOTAL RETURN (%)                                                      (16.62)          (21.73)          (19.64)           15.30(c)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                  .43              .81             .84               .75(c)

Ratio of net investment income (loss)
   to average net assets                                                 .11              .08            (.20)             1.69(c)

Portfolio Turnover Rate                                                42.54           103.52           82.54             60.20

Net Assets, end of period ($ x 1,000)                                 25,530           31,441          39,854            45,641

(A) FROM AUGUST 31, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                           The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                           Six Months Ended
                                                          November 30, 2002                              Year Ended May 31,
                                                                                      ----------------------------------------------
CLASS T SHARES                                                   (Unaudited)             2002              2001            2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                    7.90            10.29             13.85           13.34

Investment Operations:

Investment income (loss)--net                                           (.01)(b)         (.08)(b)          (.10)(b)         .20(b)

Net realized and unrealized
   gain (loss) on investments                                          (1.32)           (2.24)            (2.54)           1.66

Total from Investment Operations                                       (1.33)           (2.32)            (2.64)           1.86

Distributions:

Dividends from investment income--net                                     --               --              (.08)            --

Dividends from net realized
   gain on investments                                                    --             (.07)             (.84)          (1.35)

Total Distributions                                                       --             (.07)             (.92)          (1.35)

Net asset value, end of period                                          6.57             7.90             10.29           13.85

TOTAL RETURN (%)(C)                                                   (16.84)          (22.58)           (20.08)          14.14(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                  .75             1.78              1.48            1.21(d)

Ratio of net investment income (loss)
   to average net assets                                               (.21)             (.89)             (.82)           1.40(d)

Portfolio Turnover Rate                                               42.54            103.52             82.54           60.20

Net Assets, end of period ($ x 1,000)                                   635               890               998             456

(A) FROM AUGUST 31, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                 Six Months Ended
                                November 30, 2002                                             Year Ended May 31,
                                                             -----------------------------------------------------------------------
CLASS Z SHARES                         (Unaudited)           2002            2001            2000(a)           1999           1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                        8.10          10.46           14.00            12.72            11.78         10.01

Investment Operations:

Investment income
   (loss)--net                                (.00)(b,c)     (.01)(b)        (.04)(b)          .08(b)          (.01)          .01

Net realized and
   unrealized gain (loss)
   on investments                            (1.35)         (2.28)          (2.58)            2.55             2.29          2.68

Total from Investment
   Operations                                (1.35)         (2.29)          (2.62)            2.63             2.28          2.69

Distributions:

Dividends from
   investment income--net                       --             --            (.08)             --                --          (.02)

Dividends from net realized
   gain on investments                          --           (.07)           (.84)          (1.35)            (1.34)         (.90)

Total Distributions                             --           (.07)           (.92)          (1.35)            (1.34)         (.92)

Net asset value,
   end of period                              6.75           8.10           10.46           14.00             12.72         11.78

TOTAL RETURN (%)                            (16.67)        (21.92)         (19.69)          20.91             20.30         27.76

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                       .55           1.02             .95             .96               .96           .97

Ratio of net investment
   income (loss) to
   average net assets                         (.01)          (.14)           (.32)            .60              (.11)          .07

Portfolio Turnover Rate                      42.54         103.52           82.54           60.20             75.88         70.41

Net Assets, end of period
   ($ X 1,000)                             544,775        717,072       1,034,078       1,310,890         1,130,190       911,688

(A)  THE FUND  CHANGED  TO A SIX CLASS  FUND ON AUGUST 31, 1999.  THE  EXISTING
     SHARES WERE REDESIGNATED CLASS Z SHARES.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

The Dreyfus Premier Third Century Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide capital growth, with current income as a secondary goal. The Dreyfus Corporation ("The Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T and 200 million shares of $.001 par value Common Stock of Class Z. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class Z shares are not available for new accounts and bear a service fee. Class A shares and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $487 during the period ended November 30, 2002, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $139,788,117 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 2002. If not applied, the carryover expires in fiscal 2010.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2002, was as follows: long-term capital gains $7,612,010. The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended November 30, 2002 was approximately $3,800, with a related weighted average annualized interest rate of 2.17%.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to the Investment Advisory Agreement ("Agreement") with the Manager, the investment advisory fee is computed at an annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly. Pursuant to the Agreement, if in any full fiscal year the aggregate expenses allocable to Class Z, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1/2% of the value of the average daily net assets of Class Z, the fund may deduct from the fees paid to Dreyfus, or Dreyfus will bear such excess expense. During the period ended November 30, 2002, there was no expense reimbursement pursuant to the Agreement.

During the period ended November 30, 2002, the Distributor retained $999 and $49 from commissions earned on sales of the fund's Class A and Class T shares, respectively, and $45,043 and $201 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at the annual rates of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended November 30, 2002, Class B, Class C and Class T shares were charged $70,054, $15,414 and $834, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2002, Class A, Class B, Class C and Class T shares were charged $18,276, $23,352, $5,138, and $834, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the average daily net assets of Class Z for certain allocated expenses with respect to services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2002, Class Z shares were charged $292,986 pursuant to the Shareholder Services Plan.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2002, the fund was charged $176,053 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended November 30, 2002, the fund was charged $24,668 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member, who is not an "affiliated person" as defined in the Act, receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2002, amounted to $270,208,870 and $315,213,710, respectively.

At November 30, 2002, accumulated net unrealized appreciation on investments was $29,820,589, consisting of $79,150,177 gross unrealized appreciation and $49,329,588 gross unrealized depreciation.

At November 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


               For More Information

                        The Dreyfus Premier
                        Third Century Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144





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(c) 2003 Dreyfus Service Corporation                                  035SA1102